Exhibit 77Q(1)(a)(i)



Amendment  No. 2 dated  November  19,  2004 to the  By-laws is  incorporated  by reference to exhibit (b)(3) of post-effective amendment no. 58 to the Registration Statement filed on Form Type 485APOS on December 2, 2004 (Accession No. 0001193125-04-206382).